                                                       EXHIBIT NO. EX-99.g.1.vii

                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND
                              UBS RELATIONSHIP FUND


The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate trades on behalf of The UBS Funds and UBS Relationship Funds as of September 28, 2004. All prior authorizations are superseded by this list. UBS Global Asset Management (Americas) Inc. - Fixed Income Department

PRINTED NAME                                    SIGNATURE
Shelley J. Aron                            /s/ Shelley J. Aron
                                           ------------------------------
Debbie Baggett                             /s/ Debbie Baggett
                                           ------------------------------
Christopher Baker                          /s/ Christopher Baker
                                           ------------------------------
Thomas Clarkson                            /s/ Thomas Clarkson
                                           ------------------------------
Elizabeth de Larauze                       /s/ Elizabeth De Larauze
                                           ------------------------------
Kris Dorr                                  /s/ Kris Dorr
                                           ------------------------------
Craig Ellinger                             /s/ Craig Ellinger
                                           ------------------------------
Matthew Iannucci                           /s/ Matthew Iannucci
                                           ------------------------------
Debbie Johnson                             /s/ Debbie Johnson
                                           ------------------------------
Kiki Katsikas                              /s/ Kiki Katsikas
                                           ------------------------------
Linda A. Kent                              /s/ Linda A. Kent
                                           ------------------------------
Megan B. Lamb                              /s/ Megan B. Lamb
                                           ------------------------------
Stacey Lane                                /s/ Stacey Lane
                                           ------------------------------
James Law                                  /s/ James Law
                                           ------------------------------
YuChen Lin                                 /s/ Yuchen Lin
                                           ------------------------------
Michael Markowitz                          /s/ Michael Markowitz
                                           ------------------------------
Tim McAuliffe                              /s/ Tim Mcauliffe
                                           ------------------------------
Maria Mednikov Loucks                      /s/ Maria Mednikov Loucks
                                           ------------------------------
David Michael                              /s/ David Michael
                                           ------------------------------
Ryan Nugent                                /s/ Ryan Nugent
                                           ------------------------------
Ashu Pal                                   /s/ Ashu Paul
                                           ------------------------------
John Penicook, Jr.                         /s/ John Penicook, Jr.
                                           ------------------------------
Ryan Raymond                               /s/ Ryan Raymond
                                           ------------------------------
Marianne Rossi                             /s/ Marianne Rossi
                                           ------------------------------
Robert Sabatino                            /s/ Robert Sabatino
                                           ------------------------------
Uwe Schillhorn                             /s/ Uwe Schillhorn
                                           ------------------------------

Eric Staudt                                /s/ Eric Staudt
                                           ------------------------------
Justin Tabellione                          /s/ Justin Tabellione
                                           ------------------------------
Shu Yang Tan                               /s/ Shu Yang Tan
                                           ------------------------------
Mary May Wilson                            /s/ Mary May Wilson
                                           ------------------------------

UBS Global Asset Management (Americas) Inc. - Equity Department

PRINTED NAME                                    SIGNATURE
Michael Abellera                           /s/ Michael Abellera
                                           ------------------------------
Denise Groeger                             /s/ Denise Groeger
                                           ------------------------------
Paul Harvey                                /s/ Paul Harvey
                                           ------------------------------
James Malles                               /s/ James Malles
                                           ------------------------------
Jason Mullin                               /s/ Jason Mullin
                                           ------------------------------
John Nena                                  /s/ John Nena
                                           ------------------------------
Gilberto Ruiz                              /s/ Gilberto Ruiz
                                           ------------------------------
Pamela Siple                               /s/ Pamela Siple
                                           ------------------------------
Barbara Weston                             /s/ Barbara Weston
                                           ------------------------------

Any two of the following individuals of UBS Global Asset Management are authorized to originate memos and other instructions, as well as initiate cash movements as of June 7, 2004 on behalf of The UBS Funds and UBS Relationship Funds. All prior authorizations are superseded by this list

                                                                INITIALS
                                                                --------
/s/ Jon Adams                                                     J.A.
---------------------------------------------               ---------------
Jon Adams

/s/ Joseph A. Anderson                                           J.A.A.
---------------------------------------------               ---------------
Joseph A. Anderson

/s/ Erik D. Boyme                                                E.D.B
---------------------------------------------               ---------------
Erik D. Boyme

/s/ Matthew Chan                                                  M.D.
---------------------------------------------               ---------------
Matthew Chan

/s/ Cindy Czapla                                                  C.C.
---------------------------------------------               ---------------
Cindy Czapla

/s/ Georgia J. Dieckman                                          G.J.D.
---------------------------------------------               ---------------
Georgia J. Dieckman

/s/Mary Drummond                                                  M.D.
---------------------------------------------               ---------------
Mary Drummond

/s/ David Floyd                                                   D.F.
---------------------------------------------               ---------------
David Floyd

/s/ Catherine E. Macrae                                          C.E.M.
---------------------------------------------               ---------------
Catherine E. Macrae

/s/Joseph T. Malone                                              J.T.M.
---------------------------------------------               ---------------
Joseph T. Malone

/s/ Mark Mckevitt                                                 M.M.
---------------------------------------------               ---------------
Mark McKevitt

/s/ Karen Mitidiero                                               K.M.
---------------------------------------------               ---------------
Karen Mitidiero

/s/ Sally Stoffel                                                 S.S.
---------------------------------------------               ---------------
Sally Stoffel

/s/ Robert J. Oliver                                             R.J.O.
---------------------------------------------               ---------------
Robert J. Oliver

/s/ Guillermo Wong                                                G.W.
---------------------------------------------               ---------------
Guillermo Wong

The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements as of June 7, 2004. All prior authorizations are superseded by this list.

                                                                INITIALS
                                                                --------
/s/ David M. Goldenberg                                          D.M.G.
---------------------------------------------               ---------------
David M. Goldenberg

/s/ David E. Floyd                                               D.E.F.
---------------------------------------------               ---------------
David E. Floyd

/s/ Mark F. Kemper                                               M.F.K.
---------------------------------------------               ---------------
Mark F. Kemper

/s/ Paul H. Schubert                                             P.H.S.
---------------------------------------------               ---------------
Paul H. Schubert

/s/ Roseann Bubloski                                              R.B.
---------------------------------------------               ---------------
Roseann Bubloski

                            PFPC, Inc. Transfer Agent

DATE: June 7, 2004

RE:   Funds Transfer Authorization

The following is a list of PFPC, Inc. personnel authorized to instruct J.P. Morgan Chase Bank to transfer funds on behalf of The UBS Funds (the "Trust") between the transfer agent operating accounts and the Trust's custody accounts.

NAME                                        TITLE                                  SIGNATURE
Joseph Cortese              Control Accounting Specialist                 /s/ Joseph Cortese
                                                                          ----------------------------

LaToya Scott                Control Accounting Specialist                 /s/ LaToya Scott
                                                                          ----------------------------

Rasheeda Swiggett           Control Accounting Specialist                 /s/ Rasheeda Swiggett
                                                                          ----------------------------

Edith Stanley               Control Accounting Specialist Senior          /s/ Edith Stanley
                                                                          ----------------------------

Jeannie Null                Control Accounting Specialist Senior          /s/ Jeannie Null
                                                                          ----------------------------

Mildred Kennedy             Control Accounting Specialist Senior          /s/ Mildred Kennedy
                                                                          ----------------------------

Robin Wriston               Control Accounting Specialist Senior          /s/ Robin Wriston
                                                                          ----------------------------

Grace Scales                Control Accounting Specialist Senior          /s/ Grace Scales
                                                                          ----------------------------

Stephanie Thomas            Control Accounting Principal                  /s/ Stephanie Thomas
                                                                          ----------------------------

Roopal Patel                Control Accounting Unit Supervisor            /s/ Roopal Patel
                                                                          ----------------------------

Sharon McGonigle            Control Accounting Unit Supervisor            /s/ Sharon McGonigle
                                                                          ----------------------------

Lori Wilt                   Control Accounting Section Manager            /s/ Lori Wilt
                                                                          ----------------------------

Julie Westrich              Assistant Vice President                      /s/ Julie Westrich
                                                                          ----------------------------

David Egan                  Vice President                                /s/ David Egan
                                                                          ----------------------------

Kathy Debose                Control Accounting Specialist                 /s/ Kathy Debose
                                                                          ----------------------------

Marilyn Simpson             Account Officer                               /s/ Marilyn Simpson
                                                                          ----------------------------